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[LOGO]                                                   GE Institutional Funds
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                       Supplement Dated December 19, 2000
             To Prospectus and Statement of Additional Information
                              Dated April 28, 2000

Effective immediately, defined contribution plans that receive recordkeeping and administrative services from State Street Bank and Trust Company through its alliance relationship with GE Retirement Services are not eligible to invest in the GE Institutional Funds. Accordingly, the section entitled "Eligibility Requirements-Full-Service Defined Contribution Plan Investors" appearing on page 69 and 70 of the Prospectus and pages 55, 56 and 57 of the Statement of Additional Information have been amended and restated as follows:

Eligibility Requirements

Full-Service Defined Contribution Plan Investors: Full-service defined contribution plans are not eligible to invest in the GE Institutional Funds. A full-service defined contribution plan is a defined contribution plan that receives recordkeeping and administration services from State Street Bank and Trust Company (SSB) through SSB's alliance relationship with GE Retirement Services (GERS).

The following amends and restates the second paragraph within the section entitled "Eligibility Requirements-Investment Only Defined Contribution Plan Investors" on page 67 of the Prospectus and page 54 of the Statement of Additional Information as follows:

An Investment Only Defined Contribution Plan is a defined contribution plan that does not receive recordkeeping and administration services from SSB through SSB's alliance relationship with GERS.